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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  July 31, 2003

                         Date of Earliest Event Reported


                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                                1-11601             34-1816760
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or Organization)          File No.)           Identification No.)



                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)


                                 (212) 644-1400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

National Auto Credit, Inc. (the "Company") announced today its acquisition of four affiliated companies known as the Campus Group Companies. Campus Group Companies, headquartered in Tuckahoe, New York, provide satellite videoconferencing and corporate meetings services. The Company expects to file an additional Form 8-K meeting the requirements of this Item within the time period permitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99. Press Release issued by the Company on August 1, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

The Company is filing its press release issued on August 1, 2003 as an exhibit hereto pursuant to Regulation FD.











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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: July 31, 2003                     NATIONAL AUTO CREDIT, INC.
                                              (Registrant)




                                                  By: /s/ James J. McNamara
                                                  -----------------------------
                                                  James J. McNamara
                                                  Chief Executive Officer
















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